UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549



  FORM 8-K



 CURRENT REPORT
Pursuant to Section  13 OR 15(d)
  OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report:  March 15, 2001
                      --------------

THERMFREEZE, INC.
-----------------
(Exact name of small business issuer as specified in its charter)




DELAWARE	 	0-30069            95-452-0761
------------     ---------           -------------
(State of          (Commission        (I.R.S. Employer
incorporation)       File Number        Identification Number)





776 Lakeside Drive, Mobile, AL 36693
------------------------------------
(Address of principal executive office)(City, State Zip Code)



Registrant's telephone number, including area code: (334) 666-2011
                                                    ----------------










1

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TABLE OF CONTENTS


Item 1.  Changes in Control of Registrant.........................  2
Item 2.  Acquisition or Disposition of Assets.....................  3
Item 3, 4 5 & 6 ..................................................  3
Item 7.  Financial Statements & Exhibits..........................  4
   1.	Exhibit A - ThermaFreeze, Inc. (Audited Financial Statements)
   2.	Exhibit B -Environmental Reclamation, Inc. (Audited Financial
                  Statements)
   3.	Exhibit C -Agreement between ThermaFreeze Inc. and Environmental
                  Reclamation Inc.
   4.	Exhibit D - Agreement between ThermaFreeze Inc. Thermal Products
                   Inc. and Dr. Galen Loven and Associates


ITEM 1.  Changes in Control of Registrant.

On March 1, 2001, the Registrant entered into an agreement and plan of Business Expansion with Galen Dean Loven, Ph.D. and his associates, Thermal Products, Inc., a principal shareholder of Registrant's common stock, shareholders of 5,000,000 outstanding shares of convertible preferred stock and holders of a series of past due demand notes from Registrant in the total amount of $ 1,480,487 representing loans and deferral of rental payments due on equipment, leaseholds and trade payables and other shareholders of the Registrant's common stock. Simultaneously with the execution of this agreement, the Registrant and Thermal Products and certain of its other lenders and shareholders, agreed to a plan whereby the Registrant settled all of its outstanding financial obligations to Thermal Products and other lenders by the issuance of additional common shares in full satisfaction of any and all notes and other outstanding obligations. In addition, shareholders notified the Registrant of their intention to convert all of their 5,000,000 convertible preferred shares into 75,000,000 shares of common stock. After the satisfaction of all its present and past due liabilities, there were a total of 201,377,638 shares of Registrant's common shares then outstanding, including the shares issued upon the conversion of its preferred stock.

By March 1, 2001, the closing date of the above transaction, Dr. Loven and his associates will have transferred a total amount of $600,000 in consideration for the acquisition of 189,294,980 issued and outstanding shares of the Registrant's common stock. The Registrant's shares delivered to Dr. Loven and his associates were owned beneficially and of record by a total of 23 individuals and entities. Dr. Loven has advised the Registrant that the funds paid for the Registrant's shares were the personal funds of the purchasers and not the proceeds of loans or any other borrowings.

Upon the acquisition of the 189,294,980 shares of the Registrant's common stock, Dr. Loven and his associates own a total of 94% of the

2
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Registrant's then issued and outstanding shares.  All of the
Registrant's directors remain as directors and it is the intention of Dr. Loven and his associates to appoint additional directors to the board in the future. Dr. Loven will use these shares to expand the Registrant's Environmental Company acquisition program.

There are no arrangements known to the Registrant whereby any of the purchasers of the 189,294,980 common shares acquired pursuant to the March 1st agreement, have agreed or are otherwise committed to the transfer of their shares that would result in the change of control of the Registrant.


ITEM 2.  Acquisition or Disposition of Assets.

On February 28, 2001, the Registrant concluded an agreement with Environmental Reclamation, Inc., ("ERI") an Ontario, Canada corporation and several of its shareholders whereby the Registrant acquired a total of 6,257,894 shares of ERI's common stock from 7 selling shareholders, representing 51.76% of ERI's total outstanding shares, in exchange for the issuance of a total of 3,153,743 shares of its authorized but unissued common stock. The shares of ERI acquired by the Registrant hereunder were valued at their approximate book value of $.25 per share. The Registrant intends to operate ERI as a partially owned subsidiary and to continue its present business with the same management team.

ERI is engaged in the remediation of heavy metal contaminated soil and properties, remediation and clean up of hazardous waste and illegal drug laboratory operations, abandoned mine reclamation and maintenance of operating mining facilities. Its work is performed primarily under fixed price or time and material contracts principally in western United States and where ERI acts as project manager, joint venture partner or subcontractor. Its major clients have included ARCO, ASARCO, Barrick Gold, U.S. Forest Service, Bureau of Land Management, U.S. Drug Enforcement Agency, U.S. Army Corps of Engineers and Union Pacific Railroad. ERI has a backlog of expected business for the current year of approximately $11,000,000.


ITEMS 3,4,5 & 6

(NOT APPLICABLE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

1.	EXHIBIT A

ThermaFreeze, Inc.
Balance Sheet
December 31, 1999 and 1998


BALANCE SHEET

                                              1999           1998
Assets
Cash                                          $    1,503     $    2,283

Accounts receivable                                5,105
Furniture, fixtures and equipment, net             1,090          1,453
                                              ----------     ----------
              Total Assets                    $    7,698     $    3,736
                                              ==========     ==========

Liabilities and Stockholders' Deficit

Notes payable - shareholders                  $1,081,263     $1,003,036
Accrued and other liabilities                    108,158         53,288
                                              ----------     ----------
             Total Liabilities                 1,189,421      1,056,324
                                              ----------     ----------
Common Stock, $0.001 par value,
  40,000,000 shares authorized; 22,511,522
  shares issued and outstanding at 12/31/99
  and 12/31/98                                    22,512         22,512

Preferred Stock, $0.001 par value,
  10,000,000 shares authorized; 5,000,000
  shares issued and outstanding at 12/31/99
  and 12/31/98                                     5,000          5,000
Additional paid-in capital                     2,106,750      1,883,002
Deficit accumulated during development stage  (3,315,985)    (2,963,102)
            Total Stockholders' Deficit       (1,181,723)    (1,052,588)

Total Liabilities and Stockholders' Deficit   $    7,698     $    3,736


               See accompanying notes to financial statements.
4

(EXHIBIT A Continued)

                                    ThermaFreeze, Inc.
                            (A Development Stage Company)

                                  Income Statement
                                  For the periods
                       December 31, 1999 and December 31, 1998


STATEMENT OF OPERATIONS
                                                  1999           1998
Revenue                                         $  212,952    $   74,206

Research and development                           262,516       208,310

General and administrative expenses                175,502       586,665

Depreciation                                           363           363

                                                ----------    ----------
-
Net deficit before other expenses                 (225,429)    (721,132)

Other expenses - Interest                          127,454       106,192
                                                ----------    ----------
-
 Net deficit accumulated
     during development stage                    $(352,883)  $ (827,324)
                                                 ==========   ==========


Weighted average number of
     common shares outstanding                    22,511,522  22,511,522

Net (loss) per share                             $       -0-  $      -0-
                                                 ===========  ==========


               See accompanying notes to financial statements.

(EXHIBIT A Continued)

ThermaFreeze, Inc.
(A Development Stage Company)

Footnotes
December 31, 1999

Note 1 - History and organization of the company

The Company was organized May, 1994 (Date of Inception) under the laws of the State of Delaware, as Baseball Properties, Inc. In January, 1997, the Company acquired ThermaFreeze, Inc., a Nevada corporation, and changed its name to ThermaFreeze, Inc.. The Company has limited operations and in accordance with SFAS #7, the Company is considered a development stage company. The Company is authorized to issue 40,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $1.00 par value Preferred stock.

During the year ended December 31, 1997, the Company issued 22,511,522 shares of its $0.001 par value common stock for cash and services pursuant to a private placement offering. There are currently 1,770 shareholders.

During the year ended December 31, 1998, $629,336.00 of donated capital was received in the form of cash and services, and is recorded as additional paid-in capital.

During the year ended December 31, 1999, $223,748.00 of donated capital was received in the form of cash and services, and is recorded as additional paid-in capital.

During the year ended December 31, 1999, 408,342 warrants were issued. Each warrant is redeemable for one share of common stock at $.15 per share exercisable for a 2-year period from the purchase date.

There have been no other issuances of Common or Preferred stock.

Note 2 - Accounting policies and procedures

Accounting policies and procedures have not been determined except as follows:

1. The Company uses the accrual method of accounting.

2. Earnings per share is computed using the weighted average number of shares of common stock outstanding.

3. The Company has not yet adopted any policy regarding payment of dividends.

6

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No dividends have been paid since inception.

4. The cost of equipment is depreciated over the estimated useful life of the equipment utilizing the straight line method of depreciation.


5. The Company will review its need for a provision for federal income tax after each operating quarter and each period for which a statement of operations is issued.

6. The Company has adopted December 31 as its fiscal year end.

Note 3 - Going concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

Note 4 - Related party transactions

The Company leases its Encino, CA office space from a shareholder at a fair market rate of $2,500.00 per month. At times, the Company has not had the cash flow to pay for the rent, whereupon, the amount is added to a Note Payable to the shareholder. The note is due upon demand, and accrues interest at 1% per month cumulative until repaid.

The Company leases equipment from Thermal Products, Inc., a related entity, at a fair market rate of $10,000.00 per month. At times, the Company has not had the cash flow to pay for the rent, whereupon, the amount is added to a Note Payable to Thermal Products, Inc. The note is due upon demand, and accrues interest at 1% per month cumulative until repaid.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Note 5 - Warrants and options

During the year ended December 31, 1999, 408,342 warrant units were issued.

Each warrant unit contains 100,000 shares of restricted common stock and 33,334 warrants to purchase 33,334 shares of common stock at $.15 per share exercisable for a 2-year period from the purchase date.

Note 6 - Year 2000 issue

The Year 2000 issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 issue may be experienced before, on, or after January 1, 2000, and if not addressed, the impact on operations and financial reporting may range from minor errors to significant system failure which could affect an entity's ability to conduct normal business operations.

It is not possible to be certain that all aspects of the Year 2000 issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties will be fully resolved.







2. EXHIBIT B

Environmental Reclamation, Inc. (Audited Financial  Statements)

Audited Financial Statements may be viewed by visiting -

http://www.sedar.com/dynamic_pages/assoc_docs_e/d00008766.htm







3.  Exhibit C -

Agreement between ThermaFreeze Inc. and Environmental Reclamation Inc.

AGREEMENT

Agreement made this 26th day of February, 2001, by and among the several individuals and entities described in Exhibit A attached hereto and made a part hereof, (hereinafter referred to as the "Seller" or "Sellers"), shareholders in ENVIRONMENTAL RECLAMATION, INC., an Ontario, Canada corporation maintaining offices at 6540-6 Kestrel Road, Mississauga, Ontario L5T2C8 (hereinafter referred to as "ERI" or the "Company") and THERMAFREEZE, INC., a Delaware corporation maintaining offices at 776-C Lakeside Drive, Mobile AL 36693 (hereinafter referred to as "ThermaFreeze", or the"Purchaser").

WITNESSETH

WHEREAS, the Purchaser desires to purchase from the Sellers, all of the Company's common shares owned beneficially and of record by those Sellers listed on Exhibit A attached hereto.

WHEREAS, The Sellers are the record and beneficial owners of 6,207,894 shares of the Company's issued and outstanding common stock, as more fully set forth in Exhibit A attached hereto and made a part hereof, and desire to sell all of these shares to the Purchaser subject to and in accordance with the terms and conditions set forth herein.

WHEREAS, the Purchaser has agreed to pay and the Sellers have agreed to accept a total of 3,153,743 shares of ThermaFreeze common stock for a total of 6,207,894 shares of ERI common stock.


NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES HEREIN CONTAINED, THE PARTIES AGREE AS FOLLOWS:

1. Representations and Warranties of ThermaFreeze. ThermaFreeze represents and warrants as follows:

     (a) ThermaFreeze is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power to own its property, to carry on its business and affairs as are now being conducted.

     (b) ThermaFreeze has no wholly or partially owned subsidiaries or affiliates as those terms are used and defined in the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act") and the Securities Exchange Act of 1934.

     (c) ThermaFreeze has a total authorized capital stock of 300,000,000 common shares, $.001 par value, of which approximately 188,000,000 are issued and outstanding, and 10,000,000 shares of designated preferred stock, $.001 par value. All of its common shares are duly authorized, validly issued, fully paid and non-assessable.

     (d) ThermaFreeze has furnished or otherwise made available to the Sellers, audited financial statements of its operations for the years ended December 31, 1998 & December 31, 1999 prepared by independent certified public accountants and unaudited quarterly reports for 1998, 1999 and the first three quarters of 2000. The audited statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial condition of ThermaFreeze for the periods indicated. Since December 31, 1999, there has been no material adverse change in the business and financial condition of ThermaFreeze or to the best of its present knowledge there are no circumstances, events or occurrences or combinations thereof, which reasonably could be expected to result in such material adverse change in the future.

(e) As of the date hereof, there are no material liabilities, absolute or contingent of ThermaFreeze that were not described or reserved for on the balance sheet included in the financial statements or the notes thereto.

     (f) ThermaFreeze's common shares are presently registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Act")and are traded publicly on the OTC Bulletin Board under the symbol THFZ. ThermaFreeze will keep current and diligently comply with all of the financial and corporate reporting requirements of the Act to which it is subject.

     (g) Upon the acquisition of the Company's common shares sold by the Sellers hereunder, ThermaFreeze intends to continue the business and operations of ERI as an independent subsidiary and will seek to increase and expand its activities by means of strategic mergers and acquisitions within or related to the environmental industry.

     (h) Assuming the purchase of at least fifty-one (51%) percent of ERI's presently issued and outstanding common shares from the Sellers herein, ThermaFreeze will use its best efforts to provide additional operating capital to ERI in the approximate amount of $2,000,000 within a three (3) month period from the closing date.

     (i) ThermaFreeze has conducted all phases of its business in substantial compliance with all leases, zoning, fire, safety, building, pollution, environmental control, food, drug and health codes and other laws, ordinances and requirements of every governmental authority applicable to the ownership, operation and overall conduct of its business and use of its assets.

     (j) ThermaFreeze has filed or will cause to be filed with the appropriate federal, state and local governmental agencies and authorities, all tax returns and tax reports required to be filed, and all tax assessments, fees and other governmental charges have been fully paid when due, except as may be reserved for in the December 31, 1999 statement. There is no pending or, to the best of ThermaFreeze's knowledge, threatened federal, state or local tax audit of ThermaFreeze and there is no agreement or understanding of any kind with any federal, state or local taxing authority that may affect its subsequent tax liability.

     (k) Neither the execution or delivery of this agreement, nor compliance with its terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or provision of ThermaFreeze's certificate of incorporation or by-laws or any agreement, deed, contract, mortgage, lease, writ, indenture, order, decree, legal obligation or other instrument to which ThermaFreeze is a party or by which it or any of its properties or assets are or may be bound, or constitute a default thereunder, or result in the creation of any lien, charge, encumbrance or restriction of any nature whatsoever with respect to its properties or assets, or give to others, any interests or rights, including the rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of ThermaFreeze.

     (l) The common shares of ThermaFreeze to be issued to the Sellers herein pursuant to the terms of this agreement, will, when issued, be fully paid, validly issued and non-assessable and other than the customary restriction against transfer in the absence of an effective registration statement or an exemption therefrom, free and clear of any and all liens, encumbrances, security interests, pledges, charges, claims, voting trusts or any interest therein, whether direct, indirect or contingent, in favor of any third party.

     (m) The shares of ThermaFreeze common stock to be issued to the Sellers hereunder will bear a restrictive legend against transfer thereof in the absence of an effective registration statement or an appropriate exemption therefrom. ThermaFreeze will use its best efforts, within 120 days from the closing date, to file and make effective, a registration statement of the common shares transferred by this agreement, such that the Sellers herein who have received such shares, may sell all or any portion of their ThermaFreeze shares pursuant to such registration statement.

     (n) The representations and warranties of ThermaFreeze contained herein are true and correct as of the closing date, with the same force and effect as though such representations and warranties had been made on the closing date and all terms and conditions and covenants of this agreement to be completed and performed by ThermaFreeze on or before the closing date shall have been complied with, completed and performed.

     (o) The business and properties of ThermaFreeze shall not have been adversely affected in any material way as the result of any fire, accident or other casualty (whether or not covered by insurance) any labor disturbance or act of God, public authority, or public enemy, which could interfere in any substantial manner with its operations. There have been material changes in the business or property of ThermaFreeze since the date hereof or in its financial condition since December 31, 1999, which would have a material adverse effect on its business and prospects.

     (p) There is no litigation, arbitration or other similar action pending or to the best of ThermaFreeze's present knowledge, contemplated by any party against it.

     (q) ThermaFreeze undertakes to comply fully with the requirements of the Escrow Agreement dated June 11, 1998, effective June 22, 1998 between Dennis Sheppard, Patrick Walters, Donald Tulloch, Kenneth

Tulloch, William Tulloch, Mark Syropoulo and Milton Datsopoulos (the "Security Holders"), TD Trust Company (the "Escrow Agent"), and
Environmental Reclamation Inc. (the "Issuer"), to the extent that such requirements remain in force.


2. Representations and Warranties of Sellers. The Seller represents and warrants as follows:

     (a) None of the Sellers of the ERI shares as contemplated hereunder and as more fully described in Exhibit A attached hereto and made a part hereof, is subject to any order, decree, injunction or other similar prohibition that would interfere with or otherwise prohibit the performance of the obligations of this agreement and the sale and transfer in deliverable form, of his ERI shares, other than the aforementioned Escrow Agreement.

     (b) Each Seller of the ERI common shares listed in Exhibit A attached hereto and made a part hereof, is the record and beneficial owner of such shares and such shares are fully paid, validly issued and non-assessable and are free and clear of any and all liens, encumbrances, security interests, pledges, charges, claims or any interests therein, whether direct, indirect or contingent, in favor of any third party, other than the aforementioned Escrow Agreement.

     (c) The ThermaFreeze shares to be acquired by the Sellers hereunder, will bear the customary restrictive legend against transfer in the absence of an effective registration statement or an exemption therefrom satisfactory to ThermaFreeze and its counsel. Each Seller hereunder will acquire these restricted shares of the ThermaFreeze common stock for his own account and for investment purposes only with no present intention to sell, distribute or otherwise dispose of those shares until full compliance with any applicable federal and state securities laws.


3.  Closing.

The Closing shall take place on or about February 26, 2001 or as soon thereafter as may be mutually agreeable. At the Closing, Purchaser will deliver to the Sellers, certificates of ThermaFreeze common stock in deliverable form in the total amount of 3,153,743 shares in such names and amounts as the parties will mutually agree. The Sellers, in exchange for the delivery of the Purchaser's shares, undertake to convey to the Purchaser, a total of 6,207,894 shares of ERI common stock issued either in the name of each Seller or as otherwise agreed by the parties, together with fully executed, medallion signature guaranteed stock powers.

     (a) Neither this agreement nor any rights and obligations set forth hereunder may be assigned by any of the parties without the written consent of the others.
12

(b) This agreement represents the entire agreement of the parties with respect to the purchase and sale of the securities described herein and any other transactions contemplated hereby.

     (c) This agreement may be amended or modified only by a writing signed by each of the parties hereto.

     (d) Any dispute arising under this Agreement shall be adjudicated under the laws of the State of Delaware.

     (e) All covenants, agreements, representations and warranties made herein and in any other document or certificate that may be delivered at closing, shall be deemed to be material and have been relied upon by the parties hereto, notwithstanding any investigation heretofore or hereafter made or omitted by any such party or in its behalf and shall survive the closing hereof.

     (f) All notices and other communications hereunder shall be in writing and shall be hand delivered or mail, first class postage prepaid or by FedEx, Airborne, UPS or similar overnight delivery, to any party at the address set forth in the first paragraph of this agreement.

     (g) All of the terms and conditions of this agreement shall be binding upon the successors and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

     (h) The unenforceability or invalidity of any provision of this agreement shall not affect the enforceability or validity of the balance of the agreement.



IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first written above.


PURCHASER

THERMAFREEZE, INC.,
 /s/ Joseph Murray

EXHIBIT TO AGREEMENT


Name & Address of Seller				Number of ERI Shares


1.	Dennis G. Sheppard						1,450,888
	PO Box 827, Nine Mile Road
	Wallace, ID  83873

2.	Patrick A. Walters						1,235,368
	1436 SE Stark Apt 101
	Portland, OR  97214

3.	Donald Tulloch							   774,221
	5695 S Arrow Road
	Harrison, ID  83833

4.	Kenneth Tulloch							   766,721
	c/o 5695 S Arrow Road
	Harrison, ID 83833

5.	William Tulloch							   766,721
	c/o 5695 S Arrow Road
	Harrison, ID 83833

6.	Mark Syropoulo							   734,774
	PO Box 756, Cooroy
	Queensland 4563
	Australia

7.	Milton Datsopoulos						   479,201
	201 W Main Street
	Missoula, MT  59802

4.	Exhibit D -

Agreement between ThermaFreeze Inc. Thermal Products Inc. and Dr. Galen Loven and Associates


AGREEMENT

Agreement made this 1st day of March, 2001, by and among GALEN DEAN
LOVEN, PH.D., and his designees,  maintaining offices at   2020 E
Rockwood Boulevard, Spokane, WA 99203 (hereinafter referred to as the "Purchaser"), THERMAL PRODUCTS, INC., a Nevada corporation maintaining offices at 9608 Donna Avenue, Northridge, CA 91324 (hereinafter referred to as "Thermal" or the "Seller") and THERMAFREEZE, INC., a Delaware corporation maintaining offices at 776-C Lakeside Drive, Mobile AL 36693 (hereinafter referred to as "Thermafreeze", or the "Company").

WITNESSETH

WHEREAS, the Purchaser desires to purchase a total of approximately 188,000,000 shares of the Company's common stock, par value, $.001.

WHEREAS, Thermal and its shareholders and others are the record and beneficial owners of approximately 188,000,000 shares of the Company's outstanding common stock and desire to sell all of these shares to the Purchaser subject to and in accordance with the terms and conditions set forth herein.

WHEREAS, the parties hereto have executed a Letter of Intent which describes the respective rights and obligations of the Company, Thermal and the Purchaser which Letter of Intent is superseded in its entirety by this definitive agreement between the parties.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES HEREIN CONTAINED, THE PARTIES AGREE AS FOLLOWS:

1. Representations and Warranties of Thermafreeze. Thermafreeze represents and warrants as follows:

Thermafreeze is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power to own its property, to carry on its business and affairs as are now being conducted and to enter into this agreement.

Thermafreeze has no wholly or partially owned subsidiaries or affiliates as those terms are used and defined in the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act") and the Securities Exchange Act of 1934.

Thermafreeze has a total authorized capital stock of 300,000,000 common shares, $.001 par value and 10,000,000 shares of designated preferred stock, $.001 par value, of which approximately 200,000,000 common and no preferred shares are presently issued and outstanding. All of the Company's common shares are duly and validly issued, fully paid and non-assessable.

 Thermafreeze has furnished to the Purchaser audited financial statements of its operations for the years ended December 31, 1998 & December 31, 1999 prepared by independent certified public accountants. The audited statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial condition of the Company for the periods indicated. Since December 31, 1999, there has been no material adverse change in the business and financial condition of the Company, or to the best of the Company's present knowledge there are no circumstances, events or occurrences or combinations thereof, which reasonably could be expected to result in such material adverse change in the future.

As of the date hereof, there are no material liabilities, absolute or contingent of the Company that were not described or reserved for on the balance sheet included in the financial statements or the notes thereto or other exhibits attached hereto.

Other than 408,342 common stock purchase warrants presently outstanding, there are no outstanding subscriptions , options, warrants contracts, puts or calls of any kind or nature to purchase or otherwise acquire any securities of the Company.

Thermafreeze has conducted all phases of its business in substantial compliance with all leases, zoning, fire, safety, building, pollution, environmental control, food, drug and health codes and other laws, ordinances and requirements of every governmental authority applicable to the ownership, operation and overall conduct of its business and use of its assets.

Thermafreeze has filed or will cause to be filed with the appropriate federal, state and local governmental agencies and authorities, all tax returns and tax reports required to be filed, and all tax assessments, fees and other governmental charges have been fully paid when due, except as may be reserved for in the December 31, 1999 statement.
There is no pending or, to the best of the Company's knowledge, threatened federal, state or local tax audit of Thermafreeze and there is no agreement or understanding of any kind with any federal, state or local taxing authority that may affect the subsequent tax liability of the Company.

Neither the execution or delivery of this agreement, nor compliance with its terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or

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

provision of the Company's certificate of incorporation or by-laws or any agreement, deed, contract, mortgage, lease, writ, indenture, order, decree, legal obligation or other instrument to which Thermafreeze is a party or by which it or any of its properties or assets are or may be bound, or constitute a default thereunder, or result in the creation of any lien, charge, encumbrance or restriction of any nature whatsoever with respect to the properties or assets of the Company, or give to others, any interests or rights, including the rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Thermafreeze.
The representations and warranties of the Company contained herein are true and correct as of the closing date, with the same force and effect as though such representations and warranties had been made on the closing date and all terms and conditions and covenants of this agreement to be completed and performed by Thermafreeze on or before the closing date shall have been complied with, completed and performed.

The business and properties of Thermafreeze shall not have been adversely affected in any material way as the result of any fire, accident or other casualty (whether or not covered by insurance) any labor disturbance or act of God, public authority, or public enemy, which could interfere in any substantial manner with its operations. There have been material changes in the business or property of Thermafreeze since the date hereof or in its financial condition since December 31, 1999, which would have a material adverse effect on its business and prospects.

There is no litigation, arbitration or other similar action pending or to the best of the Company's present knowledge, contemplated by any party against the Company.

The Company acknowledges the participation of certain brokers and finders in connection with the introduction of the parties hereto and will, from the proceeds of the sale, pay its portion of the total compensation due to such brokers and finders.

2. Representation and Warranties of Thermal. Thermal represents and warrants as follows:

Thermal is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted and to enter into this agreement.

The shares of the Company's common stock owned beneficially and of record by Thermal its shareholders and other shareholders, that are to be delivered to Purchaser hereunder pursuant to the terms and conditions of this agreement, are fully paid, validly issued and non-assessable and are free and clear of any and all liens, encumbrances, security interests, pledges, charges, claims, voting trusts or any interests therein, whether direct, indirect or contingent, in favor of any third party.
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

Neither the execution, delivery or performance of this agreement, nor compliance with its terms and provisions, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or provision of Thermal's certificate of incorporation, by-laws, or any agreement, contract, writ, order, decree, legal obligation or instrument to which Thermal is a party or by which it is or may be bound, or constitute a default thereunder, or result in any state of facts or circumstances that prohibit Thermal from performing its obligations hereunder.

Thermal acknowledges the participation of certain brokers and finders in connection with the introduction of the parties hereto and will, from the proceeds of the sale, pay its portion of the total compensation due to such brokers and finders.

3. Representations and Warranties of Purchaser. The Purchaser represents and warrants as follows:

The Purchaser of the Company's shares as contemplated hereunder is not subject to any order, decree, injunction or other similar prohibition that would interfere with or otherwise prohibit its performance of the obligations of this agreement.

The Purchaser, by virtue of its acquisition of the Company's shares, will be in a position to control its activities and elect its Board of Directors. The Purchaser will cause the Company to engage only in legitimate businesses and to comply in full with all federal laws and the laws of each jurisdiction in which the Company may elect to conduct its activities.

The officers, directors, consultants and others employed by or working directly or indirectly with the Company, will be people of high moral character and held in high esteem and regard by their peers and not subject to any existing impediments which would have the effect of limiting their services to the Company or reflect unfavorably upon the Company and its operations.

The Purchaser will keep current and diligently comply with all of the financial and corporate reporting requirements of Section 12(g) of the Securities Exchange Act of 1934 to which the Company is subject, including the filing of Form 3's and Form 4's upon the closing of this transaction.

The primary purpose for the Purchaser's acquisition of the Company's shares as set forth herein, is to improve and increase shareholder value and to build a strong and diversified entity.

The Purchaser intends to maintain the Company's current listing on the OTC Bulletin Board under the symbol THFZ unless Thermal shall require the Purchaser to change the symbol.


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

The Purchaser will communicate periodically with the Company's shareholders with regard to present and proposed operations as well as forwarding to each shareholder of record, an annual proxy statement together with an audited annual financial statement of the Company's affairs.

Following the consummation of this transaction, the presently existing shareholders of the Company will own approximately six percent of the total number of the Company's then outstanding common shares. The Purchaser will, for a period not less than 3 years from the closing date, protect the holders of this six percent of the Company's outstanding common stock against further dilution from any source and for any reason other than the issuance of additional shares of the Company's common stock in connection with any merger, acquisition or corporate combination.

Certain of the Company's shares to be acquired by the Purchaser hereunder, will bear the customary restrictive legend against transfer in the absence of an effective registration statement or an exemption therefrom satisfactory to the Company and its counsel. The Purchaser will acquire these restricted shares of the Company's common stock for its own account and for investment purposes only with no present intention to sell, distribute or otherwise dispose of those shares until full compliance with any applicable federal and state securities laws.

Certain of the Company's shares to be acquired by the Purchaser hereunder will be in the names of the present shareholders who have executed appropriate medallion signature guaranteed stock powers and which shares are free of any restriction on the sale and subsequent transfer thereof. Purchaser hereby undertakes and agrees, within 30 days from the Closing Date, to transfer these shares out of the names of the present shareholders and into the name of the Purchaser and/or his assignees.

Purchaser acknowledges the participation of certain brokers and finders in connection with the introduction of the parties hereto and will pay its portion of the total compensation due to such brokers and finders.

4.  Closing.

The Closing shall take place on or about March 1, 2001 or as soon thereafter as may be mutually agreeable. At the Closing, Purchaser will deliver to Thermal, bank, cashier or certified checks in the total amount of $450,000. Thermal will convey to the Purchaser, certificates of Thermafreeze, Inc., issued either in the name of the Purchaser or with fully executed, medallion signature guarantee, in the total amount of approximately 177,760,317 plus the previously deposited 10,000,000 for a total of 187,760,317 Thermafreeze common shares. The Company will also make available to the Purchaser or its representative, the originals or copies of corporate books and records, including certificate of incorporation, by-laws, minutes, etc., tax returns and other similar documents.

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

(a) Neither this agreement nor any rights and obligations set forth hereunder may be assigned by any of the parties without the written consent of the others.

(b) This agreement represents the entire agreement of the parties with respect to the purchase and sale of the securities described herein and any other transactions contemplated hereby.

     (c) This agreement may be amended or modified only by a writing signed by each of the parties hereto.

     (e) Prior to the Closing, The Company shall afford to the Purchaser and its duly authorized representatives, full and free access to its books and records and other materials that in connection with the consummation of this transaction, the Purchaser may desire to inspect. In addition, the Company will make available to the Purchaser and/or its representatives, any of its officers, directors, attorneys, accountants and consultants with regard to the conduct of any due diligence activities that the Purchaser may elect to undertake.

     (f) All covenants, agreements, representations and warranties made herein and in any other document or certificate that may be delivered at closing, shall be deemed to be material and have been relied upon by the parties hereto, notwithstanding any investigation heretofore or hereafter made or omitted by any such party or in its behalf and shall survive the closing hereof.

     (g) All notices and other communications hereunder shall be in writing and shall be hand delivered or mailed, first class postage prepaid or by FedEx, Airborne, UPS or similar overnight delivery, to any party at the address set forth in the first paragraph of this agreement.

     (h) All of the terms and conditions of this agreement shall be binding upon the successors and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

     (i) The unenforceability or invalidity of any provision of this agreement shall not affect the enforceability or validity of the balance of the agreement.



IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first written above.


THERMAFREEZE, INC.

/s/  Joseph Murray
	President



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


THERMAL PRODUCTS, INC.


 /s/Jack Herlihy
  Chairman and CEO


GALEN DEAN LOVEN

/s/   Galen Loven
-----------------------------------------------------------------------




SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


THERMAFREEZE, INC.
-----------------
(Registrant)



/s/  Thomas Pryor
-----------------
THOMAS PRYOR
CFO & Director



DATE:   March 14, 2001
        ----------------




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